UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 27, 2025

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

On January 27, 2025, the Board of Directors (the “Board”) of Norfolk Southern Corporation (the “Company”) elected Lori J. Ryerkerk to serve as a member of the Board of the Company. The Board of Directors appointed Ms. Ryerkerk to the Company’s Human Capital Management and Compensation and Governance and Nominating Committees.

Ms. Ryerkerk was appointed as a director in connection with the previously announced Cooperation Agreement (the “Cooperation Agreement”), dated November 13, 2024, with Ancora Catalyst Institutional, LP and certain of its affiliates (the “Ancora Parties”). Pursuant to the Cooperation Agreement, the Company and the Ancora Parties agreed to identify and mutually agree upon an independent director candidate for appointment to the Board. Further, pursuant to the Cooperation Agreement, Ms. Ryerkerk will be included in the Company’s slate of director nominees at the Company’s 2025 annual meeting of shareholders.

There was no other arrangement or understanding between Ms. Ryerkerk and any other person pursuant to which she was elected as a director of the Company. There are no transactions between Ms. Ryerkerk and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her service on the Board, Ms. Ryerkerk will receive the same cash and equity compensation for board service as received by all non-management directors of the Company, consistent with the description under the heading “Compensation of Directors” in the Company’s proxy statement for the 2024 annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure.

On January 27, 2025, the Company issued a press release relating to the Ms. Ryerkerk’s election to the Board, as described in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION

(Registrant)

/s/ Jeremy Ballard
Name: Jeremy Ballard Title: Corporate Secretary
Date: January 27, 2025